EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Park, President, Chief Executive Officer and Chairman of Fitbit, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•the Quarterly Report on Form 10-Q of Fitbit, Inc. for the fiscal quarter ended October 3, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fitbit, Inc.

Date:	November 4, 2020	By:	/s/ James Park
James Park
President, Chief Executive Officer, and Chairman (Principal Executive Officer)